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                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

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                                 Echlin Inc.
               (Name of Registrant as Specified In Its Charter)
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                               SPX Corporation
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)
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       PRELIMINARY SOLICITATION MATERIAL DATED FEBRUARY 17, 1998
                         SUBJECT TO COMPLETION
                            SPX CORPORATION
                        Solicitation Statement
               to Call a Special Meeting of Shareholders
                                  of
                              ECHLIN INC.

     SPX Corporation, a Delaware corporation ("SPX"), is asking you to help it call a special meeting of shareholders (a "Special Meeting") of Echlin Inc., a Connecticut corporation (the "Company"), for the purpose of voting to remove the current members of the Board of Directors of the Company and replace them with SPX's nominees.

     SPX today delivered a letter to the Company containing a proposal for a strategic business combination of the Company with SPX (the "Proposed Business Combination"), in which shareholders of the Company would receive for each of their shares of common stock, par value $1.00, of the Company ("Shares") (together with the associated preferred stock purchase right (the "Rights")), the amount of $12.00 net in cash and 0.4796 share of SPX's common stock, par value $10.00 ("SPX Common Stock") (the "Consideration"). The SPX Common Stock component has a value of $36.00, and the total Consideration has a value of $48.00, based on the $75-1/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on February 13, 1998, the last trading date preceding the date of this Solicitation Statement. The Consideration represents a 23% premium over the $38-7/8 price at which a Share closed on the New York Stock Exchange on February 13, 1998, and a 32% premium over the average trading price at which a Share closed on the New York Stock Exchange during the 30 trading days preceding the date of this Solicitation Statement. Immediately following the consummation of the Proposed Business Combination and after giving effect to the issuance of the SPX Common Stock in the transaction, shareholders of the Company (other than SPX) would own approximately 70% of the then outstanding shares of SPX Common Stock.

     SPX believes that the Proposed Business Combination would be advantageous to the shareholders of both companies. See "The Proposed Business Combination, the Exchange Offer and the Merger." The Company, however, in past meetings and correspondence with SPX, has consistently advised SPX that the Company and its Board of Directors have no interest in pursuing discussions with SPX.

     The Company has Rights outstanding, issued pursuant to a Rights Agreement dated as of June 30, 1989, between the Company and The Connecticut Bank and Trust Company, N.A., as rights agent (the "Rights Agreement"), which purports to prevent SPX from consummating the Proposed Business Combination without the approval of the Company's
Board of Directors. Likewise, Sections 840-845 of the Connecticut Business Corporation Act (the "Connecticut Business Act") governing business combinations (the "Business Combination Statutes") present certain obstacles to the consummation of the Proposed Business Combination absent Board approval. See "Reason to Call a Special Meeting."

     Consequently, SPX is asking its fellow shareholders to join SPX in executing written demands upon the Company that a special meeting be called and held ("Demands") in order to remove the entire Board of Directors of the Company and elect SPX's nominees to the Board in their place. SPX expects that if SPX's nominees are elected, they will act to facilitate the consummation of the Proposed Business Combination, subject to their fiduciary duties as directors of the Company.

          Under applicable law, the Special Meeting must be held if holders of outstanding Shares representing in the aggregate at least 35% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting demand in writing that a special meeting of shareholders be held. Based on publicly available information, as of December 31, 1997, the Company had 63,169,129 Shares outstanding; as of November 5, 1997, one director of the Company owned beneficially 634,392 Shares and the other directors and the 12 executive officers of the Company as a group owned beneficially 365,537 Shares (including 12,900 Shares and 265,870 Shares, respectively, issuable upon exercise of stock options exercisable on November 5, 1997 or within 60 days of that date), or, in the aggregate, approximately 1.58% of the Shares outstanding (on a fully diluted basis). SPX owns 1,150,150 Shares, or approximately 1.82% of the outstanding Shares (on a fully diluted basis).

     SPX has requested that the Company provide it with certain records, including a list of shareholders of the Company, so as to enable SPX to send this Solicitation Statement to the Company's shareholders.

     This Solicitation Statement and the GOLD DEMAND CARD are first being mailed or furnished to the Company's shareholders on or about [ ,] 1998.

     AT THIS TIME SPX IS SOLICITING YOUR WRITTEN DEMAND THAT A SPECIAL MEETING OF SHAREHOLDERS BE CALLED AND HELD. SPX IS NOT NOW SOLICITING YOUR PROXY TO VOTE ON THE REMOVAL OF THE EXISTING DIRECTORS OR THE ELECTION OF SPX'S NOMINEES IN THEIR PLACE. ONCE THE SPECIAL MEETING HAS BEEN CALLED, SPX WILL SEND YOU SEPARATE PROXY MATERIALS URGING YOU TO TAKE SUCH ACTION.

     IMPORTANT NOTE: IF YOU HOLD YOUR SHARES IN THE NAME OF ONE OR MORE BROKERAGE FIRMS, BANKS OR NOMINEES, ONLY THEY CAN EXERCISE THE RIGHT WITH RESPECT TO YOUR SHARES TO MAKE A WRITTEN DEMAND THAT THE
SPECIAL MEETING BE CALLED AND HELD, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IT IS CRITICAL THAT YOU PROMPTLY SIGN AND DATE THE GOLD DEMAND CARD AND MAIL IT IN THE ENVELOPE PROVIDED BY YOUR BROKER, BANK, OR NOMINEE SO THAT THEY CAN EXERCISE THE RIGHT TO MAKE A DEMAND ON YOUR BEHALF.

     A registration statement relating to the securities of SPX to be issued in connection with the Exchange Offer has been filed with the Securities and Exchange Commission but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Solicitation Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



                                SUMMARY

     The information below is qualified in its entirety by the more detailed information appearing elsewhere in this Solicitation Statement, including any documents incorporated in this Solicitation Statement by reference. SPX urges you to read this entire Solicitation Statement carefully. Certain capitalized terms used in this Summary are defined elsewhere in this Solicitation Statement. The information below and elsewhere in this Solicitation Statement includes forward-looking statements, including all statements about the operations and expected benefits of the Proposed Business Combination, and is subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.


 SPX.

     SPX is a global provider of Vehicle Service Solutions to franchised dealers of motor vehicle manufacturers and independent service locations, Service Support to vehicle manufacturers, and Vehicle Components to the worldwide motor vehicle industry. SPX is comprised of two business segments. The Service Solutions segment includes operations that primarily design, manufacture and market a wide range of specialty service tools, equipment and services to the global motor vehicle industry. Major customers are franchised dealers of motor vehicle manufacturers, aftermarket vehicle service facilities and independent distributors. Vehicle Components includes operations that primarily design, manufacture and market transmission and steering components for light and heavy duty vehicle markets, principally in North America and Europe. Major customers of this segment include vehicle manufacturers, other component manufacturers and the aftermarket. SPX's corporate headquarters is located at 700 Terrace Point Drive, Muskegon, MI 49443-3301, telephone number (616) 724-5000.

     SPX Common Stock trades on the New York Stock Exchange and the Pacific Stock Exchange under the symbol "SPW". On February 13, 1998, the last trading day before the date of this Solicitation Statement, the closing price of a share of SPX Common Stock was $75-1/16.


 THE PROPOSED BUSINESS COMBINATION.

     SPX has proposed to enter into the Proposed Business Combination with the Company pursuant to which the shareholders of the Company would receive for each Share (together with the associated Right) the Consideration in the amount of $12.00 net in cash and 0.4796 share of SPX Common Stock for a total value of $48.00 based on the $75-1/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on February 13, 1998, the last trading date preceding the date of this Solicitation Statement. The Consideration represents a 23% premium over the $38-7/8 price at which a Share closed on the New York Stock Exchange on February 13, 1998, and a 32% premium over the average trading price at which a Share closed on the New York Stock Exchange during the 30 trading days preceding the date of this Solicitation Statement. Immediately following the consummation of the Proposed Business Combination and after giving effect to the issuance of SPX Common Stock in the transaction, shareholders of the Company (other than SPX) would own approximately 70% of the then outstanding shares of SPX Common Stock.

     At  present,  it  is  contemplated  that  the  Proposed  Business
Combination would be effected by means of (i) an exchange offer in which SPX is offering to pay the Consideration in exchange for each Share (together with the associated Right) validly tendered and not properly withdrawn (the "Exchange Offer"), and (ii) a subsequent merger of a subsidiary of SPX into the Company (the "Merger") in which each Share (together with the associated Right) not purchased in the Exchange Offer would be converted into the right to receive the Consideration. The transaction would be taxable to exchanging shareholders. The Exchange Offer is conditioned upon, among other things, the amendment by the Company of the Rights Agreement to render it inapplicable to the Proposed Business Combination, the Exchange Offer and the Merger, and the inapplicability of the restrictions contained in the Business Combination Statutes to the Proposed Business Combination, the Exchange Offer and the Merger. The Merger would be conditioned, among other things, on the consummation of the Exchange Offer. See "The Proposed Business Combination, the Exchange Offer and the Merger." SPX has filed exchange offer materials with the Securities and Exchange Commission and will commence the Exchange Offer as soon as the registration statement included in those materials has become effective. With its letter to the Board of
Directors of the Company setting forth the Proposed Business Combination, SPX delivered a proposed merger agreement to the Company in contemplation of arriving at a negotiated transaction. That agreement provides for a single-step "cash election" merger of the Company into a subsidiary of SPX in which each outstanding Share would be converted into the right to receive the Consideration (with shareholders able, instead, to elect to receive all cash, in the amount of $48.00 per Share, or all stock, in the amount of 0.6395 share of SPX Common Stock per Share, subject to proration) in a partially tax-free reorganization.


 THE MERITS OF THE PROPOSED BUSINESS COMBINATION.

     In SPX's letters to the Company, SPX set forth various benefits of the Proposed Business Combination to the shareholders, customers, suppliers, and employees of the Company and to the constituencies of both companies. See "Background."


 DEMAND FOR A SPECIAL MEETING.

     SPX is asking the Company's shareholders to demand a Special Meeting for the following purposes: (i) to repeal any provision of the Company's By-Laws or amendment to the Company's By-Laws adopted by the Board of Directors of the Company or any Committee thereof at any time after April 3, 1997 (the date of the last set of By-Laws publicly filed by the Company) and before the effectiveness of the last of the proposals to be voted on at the Special Meeting; (ii) to vote upon a proposal to remove all of the current members of the Board of Directors of the Company; (iii) to vote upon a proposal to amend the By-Laws of the Company to fix the number of directors of the Company at five; and (iv) to elect SPX's five nominees to the Board of Directors of the Company.


 REASONS FOR THE DEMAND.

     Despite repeated urgings by SPX to the Chief Executive Officer of the Company and then directly to the Board of Directors of the Company, the Company has steadfastly turned down requests by SPX to meet with and make a presentation to the Company's Board of Directors to discuss any and all aspects of a proposed business combination. The Company has informed SPX that it and its Board of Directors have no interest in pursuing a business combination.

     In its  February  17,  1998  letter  to the  Company's  Board  of
Directors, SPX reaffirmed its desire to enter into a negotiated transaction with, rather than to effect a unilateral acquisition of, the Company. However, if the Company's Board of Directors remains adamant in its refusal to enter into discussions with SPX, the only way that the Proposed Business Combination can proceed is for the present members of the Board of Directors of the Company to be removed and SPX's nominees to be elected in their place. See "Reason to Call a Special Meeting." SPX expects that SPX's nominees, if elected as the new Board of Directors, will act to facilitate the consummation of the Proposed Business Combination, subject to their fiduciary duties as directors of the Company.


 PROPOSED SHAREHOLDER ACTION.

     SPX's Exchange Offer to the Company's shareholders and the merger proposal to the Company are conditioned upon, and will not be effected without, certain action being taken by the Company's Board of Directors. If the current Board of Directors persists in its position that it will not enter into a negotiated transaction with SPX, the only way that SPX's Proposed Business Combination can be effected is for the existing Board to be replaced with SPX's nominees.

     Under applicable law, holders of outstanding Shares representing in the aggregate at least 35% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting have the right to demand that a Special Meeting be held. By signing and sending the GOLD DEMAND CARD you are merely demanding that a Special Meeting be called and held. Signing and sending the GOLD DEMAND CARD will NOT give SPX the right to vote your Shares at the Special Meeting.

     SPX is not asking in this solicitation that the Company's shareholders remove the existing Board and replace it with its nominees. Thus, the current Board members may still reverse their position and determine to enter into discussions with the Company for a negotiated transaction. HOWEVER, THE FAILURE TO SIGN AND RETURN THE GOLD DEMAND CARD WILL HAVE THE SAME EFFECT AS OPPOSING THE CALL OF A SPECIAL MEETING, IN WHICH EVENT THE PROPOSED BUSINESS COMBINATION WILL NOT BE ABLE TO PROCEED.


 TIMING; ASSISTANCE.


     We ask that you sign and date the GOLD DEMAND CARD and mail it in the enclosed envelope to D.F. King & Co. Inc. at the address on the back cover as soon as possible and, in any case, before March [__,] 1998. If you have any questions or need assistance, please call D.F. King & Co., Inc. at (212) 269-5550 (collect) or (800) 758-5378 (toll free).



                      PURPOSE OF THE SOLICITATION

     SPX is soliciting Demands for the Company to call and hold a Special Meeting. SPX has made a proposal for a business combination with the Company, which SPX believes would provide exceptional value to the Company's shareholders. See "The Proposed Business Combination, the Exchange Offer and the Merger." The Proposed Business Combination, the Exchange Offer and the Merger are conditioned upon, among other things, the Board of Directors of the Company amending the Rights Agreement so as to render it inapplicable to the Proposed Business Combination, the Exchange Offer and the Merger, and the Board taking such other action as may be necessary so that the restrictions contained in the Business Combination Statutes are not applicable thereto. See "Reason to Call a Special Meeting" and "The Proposed Business Combination, the Exchange Offer and the Merger." The Company has advised SPX that the Company and its Board have no interest in pursuing discussions with SPX. Accordingly, if the Proposed Business Combination is to proceed, the present members of the Company's Board of Directors will have to be removed and new directors elected in their place who will take all action necessary to facilitate the consummation of the Proposed Business Combination, the Exchange Offer and the Merger, subject to their fiduciary duties as directors of the Company.

     The purpose of this Solicitation Statement is to solicit Demands from the shareholders of the Company holding outstanding Shares representing in the aggregate at least 35% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting, demanding that the Company call and hold a Special Meeting. Based on publicly available information, there are 63,169,129 Shares outstanding as of December 31, 1997; if that number is still accurate, Demands from holders of an aggregate of 22,109,196 Shares would be required. Based on publicly available information, as of November 5, 1997, one director of the Company owned beneficially 634,392 Shares and the other directors and the 12 executive officers of the Company together owned beneficially 365,537 Shares (including 12,900 Shares and 265,870 Shares, respectively, issuable upon exercise of stock options exercisable as of November 5, 1997 or within 60 days of that date), or, in the aggregate, approximately 1.58% of the Shares outstanding. SPX owns 1,150,150 Shares or 1.82% of the outstanding Shares (on a fully diluted basis).

     If SPX is successful in this solicitation, the Company will be required to call and hold a Special Meeting at which the shareholders will be asked (i) to repeal any provision of the Company's By-Laws or amendment to the Company's By-Laws adopted by the Board of Directors of the Company or any Committee thereof at any time after April 3, 1997 (the date of the last set of By-Laws publicly filed by the Company) and before the effectiveness of the last of the proposals to be voted on at the Special Meeting (the "By-Law Repeal Proposal");
(ii) to vote upon a proposal to remove all of the current members of the Board of Directors of the Company (the "Proposal to Remove the Current Directors"); (iii) to vote upon a proposal to amend the By-Laws of the Company to fix the number of directors of the Company at five (the "Proposal to Amend the By-Laws of the Company"); and (iv) to elect SPX's five nominees (the "SPX Nominees") to the Board of Directors of the Company.


                              BACKGROUND

     In February 1997, John B. Blystone, Chairman and Chief Executive Officer of SPX, met with Trevor O. Jones, then Chairman and interim President and Chief Executive Officer of the Company, to propose that the two companies explore a business combination. Mr. Jones did not follow up on this meeting. In November 1997, Mr. Blystone met for several hours with Larry W. McCurdy, who had succeeded Mr. Jones as President and Chief Executive Officer, to discuss a strategic merger between the two companies, and on November 24, 1997, Patrick J. O'Leary, SPX's Vice President - Finance and Chief Financial Officer, met with Robert F. Tobey, the Company's Vice President - Corporate Development. These discussions were not fruitful, and SPX was advised that the Company had no interest in being acquired by SPX.

     On December 12, 1997, Mr. Blystone wrote a letter to Mr. McCurdy setting out the strategic rationale of a business combination of the two companies and the benefits to the Company's shareholders of the transaction. Although the letter stated that SPX anticipated a price in the $40's range, Mr. Blystone advised Mr. McCurdy that SPX would be willing to revise its thinking if the Company could identify greater value in the transaction. Mr. Blystone, in his letter, further suggested that the letter be shared with the Company's Board of Directors and offered to meet with and make a presentation to the Board about any and all aspects of the proposed transaction.

     On December 17, 1997, Mr. Blystone received a letter from Mr. McCurdy stating that Mr. McCurdy had shared Mr. Blystone's views with the Company's Board of Directors, and that the Company's and the Board's position remained that the Company had no interest in further discussions with SPX.

     On December 18, 1997, Mr. Blystone sent a letter to each member of the Company's Board enclosing a copy of his December 12 letter and reiterating the merits of a strategic combination. Mr. Blystone once again offered to meet personally with and make a presentation to the Company's Board of Directors.

     On December 23, 1997, Mr. Blystone received a letter from Mr. McCurdy advising that the Company's Board of Directors was of the unanimous view that the Company did not have an interest in pursuing discussions with SPX.

     On January 6, 1998, SPX notified the Company that it was that day filing a Premerger Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act") seeking to acquire up to 100% of the voting securities of the Company (the "HSR Filing").

     On January 8, 1998, Mr. McCurdy wrote to Mr. Blystone acknowledging receipt of notice of the HSR Filing and advising SPX that the Company and its advisors stood ready to aggressively defend its shareholders' interests.

     On February 17, 1998, SPX sent the Board of Directors of the Company a letter setting forth the Proposed Business Combination and its merits and reaffirming its desire to enter into a negotiated transaction.

     On the same day, SPX filed with the Securities and Exchange Commission Exchange Offer materials and preliminary solicitation materials to solicit Demands that a Special Meeting be called and held.


                   REASON TO CALL A SPECIAL MEETING

     The reason to demand that a Special Meeting be called and held is simple. Unless the Board of Directors of the Company takes action to remove certain obstacles, described below, to the Proposed Business Combination, the Proposed Business Combination, the Exchange Offer and the Merger will not proceed. Thus far, the present Board of Directors of the Company has indicated that it has no interest in pursuing discussions with SPX.

     RIGHTS AGREEMENT. Under the Rights Agreement, if SPX were to acquire beneficial ownership of 20% or more of the Shares, unless the Rights are redeemed or invalidated or are otherwise inapplicable to the Proposed Business Combination, each holder of record of a Right (other than SPX) would, upon exercise of the Right, have the right to purchase, at the exercise price of the Right, Shares having a value at the time equal to twice the exercise price. As a result, the Rights could make SPX's acquisition of the Company prohibitively expensive by severely diluting SPX's equity interest and voting power.

     The Rights Agreement provides that the Board of Directors may redeem the Rights at any time prior to a person becoming an "Acquiring Person." An Acquiring Person generally means a person who, together with his or her Affiliates and Associates (each term as defined in the Rights Agreement), beneficially owns 20% or more of the Shares outstanding, subject to certain exceptions. Once a person has become an Acquiring Person the Board of Directors may only redeem the Rights if there are "Continuing Directors" in office and a majority of such "Continuing Directors" concur in authorizing redemption of the Rights. A "Continuing Director" means a director, while a member of the Board, who either (A) was a member of the Board prior to an Acquiring Person becoming such or (B) subsequently became a member of the Board, is not an Acquiring Person or its Affiliate or Associate, representative or nominee, and whose nomination for election or election to the Board was recommended or approved by a majority of the Continuing Directors. In any event, the Board of Directors may not redeem the Rights after the tenth day following the day on which a person has become an Acquiring Person.

     The Board of Directors may amend the Rights Agreement prior to the earlier of (i) the first date a public announcement is made that a person has become an Acquiring Person, or (ii) the close of business on the tenth business day (or such later date as the Board may determine prior to such time as any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer which would result in a person becoming an Acquiring Person). Neither of those events has yet occurred. The commencement of the Exchange Offer will result in the Board of Directors of the Company no longer being able to amend the Rights Agreements after the end of the 10 business day period unless the Board of Directors takes action to extend such period.

     If elected to the Board of Directors of the Company, the SPX Nominees intend to amend the Rights Agreement so that the Rights Agreement will not be applicable to the Proposed Business Combination, the Exchange Offer or the Merger, or, if the Rights Agreement can no longer be amended, to cause the redemption of the Rights in each case subject to their fiduciary duties as directors of the Company.

     BUSINESS COMBINATION STATUTES. Pursuant to Section 844 of the Business Combination Statutes, a corporation may not engage in any business combination with an "Interested Shareholder" (defined as the beneficial owner of 10% or more of the voting power of a company) for five years following the date on which the Interested Shareholder became such (the "Stock Acquisition Date") unless the acquisition which resulted in the Interested Shareholder becoming such (the "10% Acquisition"), or the business combination, is approved by the board of directors and by a majority of the non-employee directors, of which there shall be at least two, before the date of the 10% Acquisition.

     Pursuant to Sections 841 and 842 of the Business Combination Statutes, any business combination with an Interested Shareholder that was not approved by the board of directors prior to the 10% Acquisition must be approved by the board of directors, 80% of the voting power and two-thirds of the voting power not controlled by the Interested Shareholder or meet certain conditions regarding minimum price and type of consideration.

     If elected to the Board of Directors of the Company, the SPX Nominees intend to approve the Proposed Business Combination, the Exchange Offer and the Merger or seek to take such other action so that the restrictions contained in the Business Combination Statutes will not be applicable thereto.

     Shareholders of the Company are urged to execute the GOLD DEMAND CARD to demand that the Special Meeting be called and held. Making a Demand and causing the Special Meeting to be called and held is not a vote at the Special Meeting or a vote in favor of the Proposed Business Combination. Shareholders will have the opportunity to vote on the Proposal to Remove the Current Directors and the election of the SPX Nominees at the Special Meeting. Moreover, shareholders will be able to elect whether or not to tender their Shares into the Exchange Offer; execution of a Demand does not constitute a tender of the shareholder's Shares or obligate the shareholder to tender his or her Shares in the Exchange Offer. However, the failure to obtain Demands from holders of the requisite 35% of the outstanding Shares to call the Special Meeting is a dispositive vote against the Proposed Business Combination. THE FAILURE TO SIGN, DATE AND MAIL A GOLD DEMAND CARD HAS THE SAME EFFECT AS OPPOSING THE DEMAND FOR A SPECIAL MEETING TO BE CALLED AND HELD.


                  THE PROPOSED BUSINESS COMBINATION,
                   THE EXCHANGE OFFER AND THE MERGER

     By letter dated February 17, 1997 to the Company's Board of Directors, SPX has proposed a business combination with the Company. In the Proposed Business Combination, shareholders of the Company would receive for each of their Shares (together with the associated Right) Consideration in the amount of $12.00 net in cash and 0.4796 share of SPX Common Stock for a total value of $48.00 based on the $75-1/16 closing price on the New York Stock Exchange of a share of SPX Common Stock on February 13, 1998, the last trading date preceding the date of this Solicitation Statement. The Consideration represents a 23% premium over the $38-7/8 price at which a Share closed on the New York Stock Exchange on February 13, 1998, and a 32% premium over the average trading price at which a Share closed on the New York Stock Exchange during the 30 trading days preceding the date of this Solicitation Statement. Immediately following the consummation of the Proposed Business Combination and after giving effect to the issuance of the SPX Common Stock in the transaction, shareholders of the Company (other than SPX) would own approximately 70% of the then outstanding shares of SPX Common Stock.

     The Proposed  Business  Combination would be effected by means of
(i) the Exchange Offer, in which SPX is offering to pay the Consideration in exchange for each Share (together with the associated Right) validly tendered and not withdrawn, and (ii) the Merger, in which each Share (together with the associated Right) not purchased in the Exchange Offer would be converted into the right to receive the Consideration.

     SPX has today filed Exchange Offer materials with the Securities and Exchange Commission and intends to make the Exchange Offer as soon as its registration statement has been declared effective by the Securities and Exchange Commission.

     The Exchange Offer will be conditioned, among other things, upon the following:

          THE MINIMUM CONDITION. The number of Shares validly tendered and not withdrawn before the expiration date of the Exchange Offer, together with the Shares owned by SPX and its affiliates as of such time, must represent at least 66 2/3% of the Shares outstanding on a fully diluted basis (the "Minimum Condition"). Based on publicly available information, as of December 31, 1997, there were 63,169,129 Shares outstanding and options to acquire 2,044,284 Shares were also outstanding. SPX owns 1,150,150 Shares. See Schedule II. For purposes of the Exchange Offer, "fully-diluted basis" assumes that all outstanding stock options are presently exercisable and exercised.

     Based on the foregoing and assuming no additional Shares (or options, warrants or rights exercisable for, or securities convertible into, Shares) have been issued since November 30, 1997 (other than Shares issued pursuant to the exercise of the stock options referred to above), if at least 42,325,459 Shares were validly tendered into and not withdrawn from the Exchange Offer, the Minimum Condition would be satisfied.

     THE RIGHTS CONDITION. SPX must be satisfied, in its sole discretion, that a Distribution Date has not occurred under the Rights Agreement, and that the Rights have been invalidated or are otherwise inapplicable to the Exchange Offer and the Merger (the "Rights Condition"). See "Reason to Call a Special Meeting - Rights Agreement."

     THE BUSINESS COMBINATION STATUTES CONDITION. SPX must be satisfied, in its sole discretion, that the restrictions contained in the Business Combination Statutes will not apply to the Proposed Business Combination, the Exchange Offer, the Merger or any other business combination to which SPX and the Company are directly or indirectly parties (the "Business Combination Condition").

     The Business Combination Condition may be satisfied if the Board of Directors of the Company duly approved the Exchange Offer and the Merger prior to consummation of the Exchange Offer, or if SPX, in its sole discretion, were satisfied that the Business Combination Statutes were invalid or their restrictions were otherwise inapplicable to SPX in connection with the Exchange Offer and the Merger for any reason, including, without limitation, those specified in the Business Combination Statutes.

     FINANCING CONDITION. SPX must have obtained, on terms satisfactory to it in its sole discretion, sufficient financing to enable the Exchange Offer and the Merger to be consummated. SPX has received a "highly confident" letter from Canadian Imperial Bank of Commerce and its affiliate CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), dated February 13, 1998, in which the two entities state that they are highly confident of their ability to raise the financing in the credit markets in an amount sufficient to consummate the acquisition of the Company, refinance existing debt of SPX and the Company, and provide working capital.

     SPX STOCKHOLDER APPROVAL CONDITION. Pursuant to the rules promulgated by the New York Stock Exchange, approval by stockholders of SPX is required prior to the issuance of additional shares of SPX Common Stock if the number of shares to be issued is or will be equal to 20% or more of the number of shares of SPX Common Stock outstanding before the issuance of the additional shares. Since the number of shares of SPX Common Stock that would be required to be issued in the Exchange Offer exceeds such 20%, consummation of the Exchange Offer will be conditioned upon receipt of the requisite approval by SPX's stockholders of the issuance of the shares of SPX Common Stock in the Exchange Offer and the Merger (the "SPX Stockholder Approval Condition"). Under the rules of the New York Stock Exchange, assuming there is a quorum present at the stockholders meeting at which the matter is being considered (consisting of over 50% of the stock issued and outstanding and entitled to be voted at the stockholders meeting), the issuance of the additional shares must be approved by a majority of the votes entitled to be cast by the holders of SPX Common Stock that are present or represented by proxy at the stockholders meeting. SPX has not commenced a solicitation of its stockholders to approve the issuance of the shares in the Exchange Offer and the Merger and does not intend to do so at least until the required number of Demands have been received to call the Special Meeting.

     The timing of the consummation of the Exchange Offer and the Merger will depend on a variety of factors and legal requirements, the actions of the Board of Directors of the Company, and whether the Minimum Condition, the Rights Condition, the Business Combination Statutes Condition, the Financing Condition and the SPX Stockholder
Approval Condition are satisfied or (if permissible) waived. On January 6, 1998, SPX made its HSR Filing under the HSR Act. The waiting period under the HSR Act expired at 11:59 p.m. on February 5, 1998. Accordingly, satisfaction of the premerger notification and waiting period requirements of the HSR Act is not a condition of either the Exchange Offer or the Merger.

     SPX reserves the right to amend the terms of the Exchange Offer and/or the Merger (including amending the number of Shares to be purchased in the Exchange Offer, the nature or amount of the
Consideration to be paid in the Exchange Offer and/or in the Merger, and the surviving entity in the Merger) at any time, including upon entering into a merger agreement with the Company. SPX further reserves the right to negotiate and enter into a merger agreement with the Company (and has delivered a draft of such a merger agreement with its February 17, 1998 letter to the Board of Directors (See "Background")) pursuant to which there would be no Exchange Offer but rather a "single-step" merger in which the Shares would be converted into the right to receive the Consideration, or all cash, in the amount of $48.00 per Share, or all stock, in the amount of 0.6395 share of SPX Common Stock per Share, subject to proration, or cash and SPX Common Stock in such other amounts as are negotiated between SPX and the Company; provided that SPX does not presently intend to reduce the aggregate amount of the consideration paid in respect of the Shares from the amount of the Consideration proposed to be paid in the Exchange Offer and the Merger.

     A registration statement relating to the shares of SPX Common Stock to be issued in connection with the Exchange Offer has been filed with the Securities and Exchange Commission but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Solicitation Statement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


                       SPECIAL MEETING PROPOSALS

     If SPX is successful in its solicitation of Demands and a Special Meeting is called and held, the following matters will be proposed for action by the shareholders at the Special Meeting:

     REPEAL OF BY-LAWS ADOPTED SUBSEQUENT TO APRIL 3, 1997. The By-Law Repeal Proposal is designed to prevent the Board of Directors of the Company or a Committee thereof from taking actions, by means of amending the Company's By-Laws, to attempt to nullify the actions to be voted on by the shareholders at the Special Meeting or to create obstacles to the consummation of the Proposed Business Combination, the Exchange Offer and the Merger. According to publicly available information, the most recent version of the Company's By-Laws was adopted on April 3, 1997 and no amendments subsequent to that date have been publicly disclosed. If the Board of Directors of the Company or any Committee thereof has adopted since April 3, 1997, or adopts prior to the effectiveness of the proposals that are to be voted on at the Special Meeting, any amendment to the Company's By-Laws, this proposal would repeal such amendment. The purpose of this amendment is to remove any existing undisclosed obstacles, and to prevent the Board or any Committee thereof from creating new obstacles, to the consummation of the Proposed Business Consummation, the Exchange Offer and the Merger. Assuming there is a quorum (consisting of a majority of the votes entitled to be cast on the matter (a "Quorum")) at the Special Meeting, the By-Law Repeal Proposal will be adopted, and the By-Laws and By-Law amendments covered thereby will be repealed, if the number of votes cast in favor of adopting the proposal exceeds the number of votes cast against such proposal.

     REMOVAL OF CURRENT DIRECTORS OF THE COMPANY. Unless the Board of Directors of the Company takes action to remove certain obstacles, the Proposed Business Combination, the Exchange Offer and the Merger will not proceed. Thus far, the current Board has shown no interest in negotiating with SPX. Accordingly, SPX will propose that all of the members of the Board (currently consisting of John F. Craemer, Richard
E. Dauch, Milton P. Devane, John E. Echlin, Jr., Donald C. Jensen, Trevor O. Jones, Larry W. McCurdy, William P. Nussbaum, and Jerome G. Rivard) be removed from office. Under the Connecticut Business Act, assuming there is a Quorum at the Special Meeting, any director may be removed if the number of votes cast in favor of removing the director exceeds the number of votes cast against removal.

     AMENDMENT OF THE BY-LAWS OF THE COMPANY. The Company's By-Laws currently provide that the Board shall consist of not less than three members and not more than 12 members, with the exact number of directors to be determined from time to time by a resolution of the Board. According to publicly available information, the Company currently has nine directors. At the Special Meeting, SPX will propose that the By-Laws of the Company be amended to fix the number of directors of the Company at five by replacing the first sentence of
Article II, Section 1, which currently provides that

     "The Board of Directors shall consist of not less than three nor more than twelve members, the number to be as the directors shall from time to time direct.",

with the following sentence:

     "The Board of Directors of the Corporation shall consist of five members."

Assuming there is a Quorum at the Special Meeting, the By-Laws will be amended if the number of votes cast in favor of amending the By-Laws exceeds the number of votes cast against the amendment.

     ELECTION OF SPX NOMINEES AS DIRECTORS. SPX will propose at the Special Meeting that the shareholders of the Company elect the following persons, all of whom are nominees of SPX, to the Board of Directors of the Company: Alan Schwartz, Sterling Professor of Yale University Law School; James K. Ashford, a retired senior Tenneco automotive executive; John B. Blystone, Chairman, President and Chief Executive Officer of SPX; Patrick J. O'Leary, Chief Financial Officer of SPX; and Christopher J. Kearney, Vice President, Secretary and General Counsel of SPX. If the SPX Nominees are elected, SPX anticipates that the SPX Nominees will act to facilitate the consummation of the Proposed Business Combination, including the actions with respect to the Rights Agreement and Business Combination Statutes discussed above (see "Reason to Call a Special Meeting"), subject to their fiduciary duties as directors of the Company. Assuming there is a Quorum at the Special Meeting, directors are elected by a plurality of the votes cast by the shareholders entitled to vote at the Special Meeting. Shareholders of the Company do not have cumulative voting rights.

     Set forth below are the name, age, present principal occupation and business experience for the past five years of each of the five SPX Nominees. This information has been furnished to SPX by the respective nominees. Each of the SPX Nominees has consented to serve as a director. Each of the SPX Nominees is a U.S. citizen except for Mr. O'Leary who is a dual citizen of the Irish Republic and the United Kingdom; none of them owns any Shares. None of the corporations referenced below is a parent or subsidiary of the Company.

JAMES K. ASHFORD, 61        Mr.  Ashford  is  currently  retired.   From  1993
354 RUE DE CARAVELLE        through 1995 Mr.  Ashford  served as the President
NAPLES, FLORIDA 33963       and  CEO  of  AP  Parts   International   Inc.,  a
                            manufacturer  of exhaust  systems and  aftermarket
                            products.   Mr.   Ashford   retired   in  1991  as
                            President and CEO of JI Case, a subsidiary of Tenneco, Inc., a worldwide manufacturing company.

JOHN B. BLYSTONE, 44        Since  1995,  Mr.   Blystone  has  served  as  the
700 TERRACE POINT DRIVE     Chairman,  President  and CEO of SPX.  From 1994 -
MUSKEGON, MI 49443          1995,  Mr.  Blystone  served as the  President and
                            CEO of General  Electric  Company's  Nuovo Pignone
                            Division,   an  industrial  company,  and  as  the
                            President  and CEO of General  Electric  Company's
                            Europe  Power  Pole  Plus  division  of  GE  Power
                            Systems,  an  industrial  company.   From  1991  -
                            1994,  Mr.  Blystone  served as Vice  President  -
                            General Manager of the GE Superabrasives  division
                            of  General   Electric   Company,   an  industrial
                            company. Mr. Blystone is currently a Director of SPX and of Worthington Industries.

CHRISTOPHER J. KEARNEY, 42 Since 1997, Mr. Kearney has served as the 700 TERRACE POINT DRIVE Vice-President, Secretary and General Counsel of
MUSKEGON, MI 49443          SPX.  From  1995 - 1997,  Mr.  Kearney  served  as
                            the Senior Vice  President,  Secretary and General
                            Counsel of Grimes  Aerospace  Co., a  manufacturer
                            of   aircraft   lighting,   engine   systems   and
                            electronic   systems.   From  1988  -  1995,   Mr.
                            Kearney  served as  Division  General  Counsel for
                            General Electric Company, an industrial company.

PATRICK J. O'LEARY, 40      Since  1996,  Mr.  O'Leary  has  served  as  Chief
700 TERRACE POINT DRIVE     Financial  Officer of SPX.  From 1994 - 1996,  Mr.
MUSKEGON, MI 49443          O'Leary served as the Chief  Financial  Officer of
                            Carlisle Plastics Inc., a manufacturer of plastic consumer products. From 1978 - 1994 Mr. O'Leary was a Partner in the accounting firm, Deloitte &
                            Touche LLP.

ALAN SCHWARTZ, 57           Since 1987,  Mr.  Schwartz  has served as Sterling
YALE LAW SCHOOL             Professor   of  Law  at  Yale  Law   School.   Mr.
127 WALL STREET             Schwartz is a director of Cleveland Cliffs, Inc.
NEW HAVEN, CT 06511

     Each SPX Nominee, other than the three executive officers of SPX, will receive $25,000 from SPX for his services as a nominee for election as a director of the Company, and, if elected, as a director of the Company, and each SPX Nominee will be reimbursed his reasonable out-of-pocket expenses incurred in the performance of his service as a nominee and, if elected, as a director of the Company. SPX has agreed to indemnify each SPX Nominee from and against any losses, claims, charges, liabilities, costs or expenses (including reasonable legal fees and expenses) arising out of any claim, action, suit or proceeding to which the SPX Nominee is or is threatened to be made a party (i) by reason of his being a nominee and a "participant in a solicitation" (as defined in the Securities Exchange Act of 1934) or
(ii) arising out of or in connection with his service as a Company director. SPX may, but is not obligated to, obtain insurance policies covering any portion of such indemnification.

     SPX does not expect that any of the SPX Nominees will be unable to stand for election if the Special Meeting is held, but, in the event that any vacancy in the slate of SPX Nominees should occur, SPX will name a substitute nominee. In addition, SPX reserves the right
(i) to nominate additional nominees to fill any director positions created by the Board of Directors of the Company prior to or at the Special Meeting and (ii) to nominate substitute or additional persons if the Company makes or announces any changes to its By-Laws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the SPX Nominees.

     If the Special Meeting is called, SPX will furnish to the shareholders of the Company proxy materials relating to the foregoing proposals.

                           DEMAND PROCEDURES

          Under the Connecticut Business Act and the Company's By-Laws, a special meeting of the Company's shareholders may be called by one or more holders of Shares representing in the aggregate at least 35% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting. According to the Company's By-Laws, each holder of Shares is entitled to one vote per Share held. According to publicly available information, as of December 31, 1997, there were 63,169,129 Shares outstanding. Based on such number (which does not take into account any Shares that after such date may have been repurchased by the Company or issued by the Company pursuant to outstanding options or otherwise) and the fact that SPX owns 1,150,150 Shares, Demands from holders of an aggregate of at least 20,959,046 Shares in addition to SPX will be required to call the Special Meeting. The By-Laws of the Company provide that, upon written request of the requisite holders, the President of the Company shall call a Special Meeting. Following receipt of the requisite Demands, SPX will deliver the Demands to the Secretary of the Company and request that officer forthwith to cause appropriate notice of the Special Meeting to be given to the Company's shareholders entitled thereto.

     Under the Connecticut Business Act, a company's by-laws may fix or provide the manner of fixing the record date for one or more voting groups in order to determine, among other things, the shareholders entitled to demand a special meeting (the "Demand Record Date"). The Connecticut Business Act provides that, if not otherwise fixed by the by-laws or the board of directors, the record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand. On February 17, 1998, SPX delivered its written Demand to the Secretary of the Company. Accordingly, SPX believes that the Demand Record Date is February 17, 1998.

     You may revoke your Demand at any time before the delivery of Demands from holders of Shares representing in the aggregate the requisite 35% vote to the Secretary of the Company by delivering a written notice of revocation to SPX, care of D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, New York 10005. Although a revocation is effective if delivered to the Secretary of the Company, SPX requests that either the original or photostatic copies of all revocations be mailed or faxed to SPX, care of D.F. King, so that SPX will be aware of all revocations and can more accurately determine if and when enough Demands have been received from requisite holders. Any revocation will not affect any action taken by SPX pursuant to the Demands prior to such revocation.

     Under the Connecticut Business Act, the Connecticut Superior Court may summarily order a special meeting to be held if notice of the special meeting is not given within thirty days after the date the demand is delivered to the corporation's secretary or if the special meeting is not held in accordance with the notice. Moreover, a corporation must notify shareholders of the date, time and place of the special meeting no fewer than ten nor more than 60 days before the meeting date. The Demands contain a request that the Special Meeting be scheduled 35 days after delivery of the Demands so as to provide shareholders the opportunity to vote on the Special Meeting proposals in a reasonably prompt timeframe.

     BY EXECUTING THE GOLD DEMAND CARD AND RETURNING IT TO SPX, YOU ARE NOT COMMITTING TO CAST ANY VOTE IN FAVOR OF OR AGAINST, NOR ARE YOU GRANTING ANY PROXY TO VOTE ON, ANY OF THE PROPOSALS TO BE BROUGHT BEFORE THE SPECIAL MEETING. MOREOVER, EXECUTION AND DELIVERY OF THE GOLD DEMAND CARD WILL NOT OBLIGATE YOU IN ANY WAY TO SELL YOUR SHARES PURSUANT TO THE EXCHANGE OFFER OR ANY OTHER OFFER.

                        SOLICITATION OF DEMANDS

     This solicitation of Demands is being made by SPX. Demands may be solicited by mail, facsimile, telephone, telegraph, the internet, in person and by advertisements. Solicitations may be made by certain directors, officers and employees of SPX, none of whom will receive additional compensation for such solicitation.

     SPX has retained D.F. King for solicitation and advisory services in connection with this solicitation, for which D.F. King will receive a fee not to exceed $50,000, together with reimbursement for its reasonable out-of-pocket expenses. SPX has also agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities and expenses under federal securities laws. D.F. King will solicit Demands from individuals, brokers, banks, bank nominees and other institutional holders. SPX is requesting banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. SPX will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.

     CIBC Oppenheimer is acting as financial advisor to SPX in connection with the Proposed Business Combination, and will act as Dealer Manager of the Exchange Offer, for which services SPX has paid a fee of $500,000 and has agreed to pay additional fees, up to a maximum of $8,500,000 in the aggregate (in addition to any fees which may be paid to it in connection with arranging or participating in the financing of the transaction), a substantial portion of which is contingent upon the consummation of the Proposed Business Combination. SPX has also agreed to reimburse CIBC Oppenheimer for its reasonable out-of-pocket expenses, including reasonable legal fees up to a specified maximum, and to indemnify CIBC Oppenheimer and certain related persons against certain liabilities and certain expenses in connection with its engagement, including certain liabilities under the federal securities laws. In connection with CIBC Oppenheimer's engagement as financial advisor, officers and employees of CIBC Oppenheimer may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are shareholders of the Company for the purpose of assisting in the solicitation of Demands for the Special Meeting. In addition, CIBC
Oppenheimer, together with CIBC, has issued a "highly confident" letter regarding the financing of the Exchange Offer. See "The Proposed Business Combination, the Exchange Offer and the Merger". CIBC Oppenheimer will not receive any fee for or in connection with such solicitation activities or for the issuance of such letter apart from the fees which it is otherwise entitled to receive as described above.

     The entire expense of soliciting Demands is being borne by SPX. SPX does not currently intend to seek reimbursement of the costs of this solicitation from the Company. Costs of this solicitation of Demands, including the fees referred to above, are expected to be approximately $2,000,000 (exclusive of costs represented by salaries and wages of regular officers and employees) of which approximately $1,150,000 have been incurred to date.

                        ADDITIONAL INFORMATION

     As of the date of this Solicitation Statement, SPX owns 1,150,150 Shares. For more detailed information regarding the directors and executive officers and other representatives of SPX and SPX's Share ownership, see Schedules I and II, respectively, to this Solicitation Statement.

     Schedule III to this Solicitation Statement sets forth certain information, as made available in public documents, regarding Shares held by the Company's management and certain beneficial owners. The information concerning the Company contained in this Solicitation Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information, and SPX takes no responsibility for the accuracy or completeness thereof. SPX has not to date had access to the books and records of the Company.

             SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     The Company's Proxy Statement dated November 14, 1997 for its 1997 Annual Meeting indicates that proposals of shareholders intended to be presented by such shareholders at the Company's 1998 Annual Meeting must be received by the Secretary of the Company no later than July 17, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.



February 17, 1998                                      SPX CORPORATION



                              SCHEDULE I
                 INFORMATION CONCERNING THE DIRECTORS
                    AND EXECUTIVE OFFICERS OF SPX
                   AND OTHER REPRESENTATIVES OF SPX

     Set forth in the tables below are the present principal occupation or employment, and the name, principal business and address of any corporation or organization in which such employment is carried on, for (1) each of the directors and executive officers of SPX and
(2) certain employees and other representatives of SPX who may also solicit Demands from the shareholders of the Company. The principal business address of SPX is 700 Terrace Point Drive, Muskegon, Michigan 49443-3301. Unless otherwise indicated, the principal business address for each individual listed below is the address of his or her employer. Except as otherwise provided in this Solicitation Statement (including the Schedules hereto), neither SPX nor any of the other participants in this Solicitation, including the SPX Nominees detailed on Schedule II hereto, (i) directly or indirectly owns any Shares or any other securities of the Company, (ii) was in the past ten years convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (iii) was within the past year a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

                               Directors of SPX

                                          Present Principal
            Name                       Occupation or Employment
-----------------------    -----------------------------------------------
John B. Blystone           Chairman, President and Chief Executive Officer
                                                 SPX

J. Kermit Campbell                     Chief Executive Officer
                                           The Prince Group
                            Supply products and services to manufacturing
                                                firms
                                           2721 Nelson Road
                                       Traverse City, MI 49686

Sarah R. Coffin                Vice President, Specialty Group Manager
                                         H.B. Fuller Company
                             Manufacturer of adhesives, sealants, coatings
                                              and paints
                                      1210 County Road "E" West
                                        Arden Hills, MN 55112

Frank A. Ehmann                                Partner
                                    RCS Healthcare Partners, L.P.
                                        Leveraged buyout fund
                                         390 Sabal Palm Lane
                                         Vero Beach, FL 32963

Edward D. Hopkins                              Retired

Charles E. Johnson II                      Private Investor
                                         474 E. Circle Drive
                                       North Muskegon, MI 49445

Ronald L. Kerber                       Exec. Vice-President and
                                        Chief Technology Officer
                                         Whirlpool Corporation
                                Manufacturer of major home appliances
                                               2000 M63
                                     Benton Harbor, MI 49022-2692

Peter H. Merlin                                Partner
                                      Gardner, Carton & Douglas
                                               Law Firm
                                             Quaker Tower
                                        321 North Clark Street
                                        Chicago, IL 60610-4795

David P. Williams               President and Chief Operating Officer
                                           The Budd Company
                              Manufacturer of automobile and truck body
                                              components
                                      3155 West Big Beaver Road
                                               Box 2601
                                            Troy, MI 48084



          Executive Officers of SPX (Other than SPX Nominees)

                                          Present Principal
            Name                       Occupation or Employment
-----------------------    -----------------------------------------------
Drew T. Ladau                    Vice President, Business Development
                                                 SPX

Stephen A. Lison                   Vice President, Human Resources
                                                 SPX

Thomas J. Riordan                    President, Service Solutions
                                                 SPX



                            Other Representatives
                     of SPX Who May Also Solicit Demands

                                          Present Principal
            Name                       Occupation or Employment
-----------------------    -----------------------------------------------
Tina L. Betlejewski               Manager, Corporate Communications
                                                 SPX

Charles A. Bowman                    Director, Corporate Finance
                                                 SPX

Kenneth C. Dow                           Corporate Controller
                                                 SPX

David M. Garrity                 Senior Analyst - Executive Director
                                  CIBC Oppenheimer Corp. - New York
                                       Investment Banking Firm
                                One World Financial Center, 38th Floor
                                          New York, NY 10281

Roger C. Kahn                             Managing Director
                                  CIBC Oppenheimer Corp. - New York
                                       Investment Banking Firm
                                One World Financial Center, 38th Floor
                                          New York, NY 10281

Jonathan B. Lamont                             Analyst
                                   CIBC Oppenheimer Corp. - Chicago
                                       Investment Banking Firm
                                    200 West Madison, Suite #2300
                                          Chicago, IL 60606

Stuart A. Taylor II                       Managing Director
                                   CIBC Oppenheimer Corp.- Chicago
                                       Investment Banking Firm
                                    200 West Madison, Suite #2300
                                          Chicago, IL 60606

J. Michael Whitted                             Director
                                   CIBC Oppenheimer Corp. - Chicago
                                       Investment Banking Firm
                                    200 West Madison, Suite #2300
                                          Chicago, IL 60606


     CIBC Oppenheimer Corp. does not admit or deny that any of its directors, officers or employees is a "participant" as defined in
Schedule 14A promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or that such
Schedule 14A requires the disclosure of certain information concerning such persons.

     In the normal course of its business, CIBC Oppenheimer regularly buys and sells Shares for its own account and for the accounts of its customers, which transactions may result from time to time in CIBC Oppenheimer and its associates having a net "long" or net "short" position in Shares or option contracts with other derivatives in or relating to Shares. As of February 13, 1998, CIBC Oppenheimer had no positions in Shares.



                                 SCHEDULE II
                              SHARES HELD BY SPX


                                                  Daily-Weighted
                             Number of               Average
   Transaction Date       Shares Acquired        Price per Share
   ----------------       ---------------        ---------------
       12/18/97                 54,000               35.4877

       12/19/97                114,000               34.9047

       12/22/97                240,000               36.0210

       12/23/97                  8,000               35.7500

       01/05/98                 20,000               36.8191

       01/06/98                 33,800               37.1444

       02/06/98                 76,200               37.1443

       02/09/98                160,700               37.8080

       02/10/98                  7,400               38.9730

       02/11/98                146,500               38.4826

       02/12/98                 87,250               38.8041

       02/13/98                202,300               38.9359
                              --------

        TOTAL                1,150,150



Funds used by SPX to purchase the Shares were drawn from SPX's existing revolving credit facility.



                             SCHEDULE III

                    SHARE OWNERSHIP OF THE COMPANY
                MANAGEMENT OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, regarding the beneficial ownership of Shares of the Company as of November 5, 1997 as to (a) each director, (b) the Company's four most highly compensated executive officers whose salary and bonus exceeded $100,000, (c) all directors and executive officers as a group and (d) each person known to the Company to be the beneficial owner of more than 5% of the Shares.

     All such information has been taken from the Company's Proxy Statement, dated November 14, 1997, for its 1997 Annual Meeting. Although SPX does not have any information that would indicate that any information contained in this Schedule or elsewhere in this Solicitation Statement that has been taken from the Company's Proxy Statement for its 1997 Annual Meeting or any other document on file with the Securities and Exchange Commission is inaccurate or incomplete, SPX does not take any responsibility for the accuracy or completeness of such information.

                   Directors and Executive Officers

     Name and Address        Amount and Nature of       Percentage of Class
   of Beneficial Owner       Beneficial Ownership       Beneficially Owned
   -------------------       --------------------       ------------------

John F. Creamer, Jr. (1)        21,750 shares                    *
Richard E. Dauch                 1,142 shares                    *
Milton P. DeVane (2)            13,600 shares                    *
John E. Echlin, Jr. (3)        634,392 shares                  1.00%
Donald C. Jensen (4)             9,050 shares                    *
Trevor O. Jones (5)             23,350 shares                    *
Jon P. Leckerling (6)           34,729 shares                    *
Milton J. Makoski (7)           41,395 shares                    *
Larry W. McCurdy                 3,000 shares                    *
William P. Nusbaum               3,000 shares                    *
Joseph A. Onorato (8)           40,880 shares                    *
Jerome G. Rivard (9)             6,800 shares                    *
Edward D. Toole (10)            27,264 shares                    *

--------

     *Less than 1 percent of class

     (1) Includes 6,750 shares exercisable within 60 days of November 5, 1997 under the Echlin Inc. 1996 Non-Executive Director Stock Option Plan.

     (2) Includes 12,600 shares exercisable within 60 days of November 5, 1997 under the Echlin Inc. 1996 Non-Executive Director Stock Option Plan.

     (3) Includes 125,200 shares held in an irrevocable charitable foundation of which Mr. Echlin is a trustee with shared voting rights over such shares, 61,907 shares owned by Mrs. John E. Echlin, Jr. and 12,900 shares exercisable within 60 days of November 5, 1997 under the Echlin Inc. 1996 Non-Executive Director Stock Option Plan.

     (4) Shares held indirectly by the Donald C. Jensen Revocable Living Trust dated September 6, 1990. Includes 6,050 shares exercisable within 60 days of November 5, 1997 under the Echlin Inc. 1996 Non-Executive Director Stock Option Plan.

     (5) Includes 10,850 shares exercisable within 60 days of November 5, 1997 under the Echlin Inc. 1996 Non-Executive Director Stock Option Plan.

     (6) Includes 29,729 shares either exercisable currently or within 60 days of November 5, 1997 under the Echlin Inc. 1992 Executive Stock Option Plan or credited to Mr. Leckerling's account in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.

     (7) Includes 35,045 shares either exercisable currently or within 60 days of November 5, 1997 under the Echlin Inc. 1992 Executive Stock Option Plan or credited to Mr. Makoski's account in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.

     (8) Includes 32,780 shares either exercisable currently or within 60 days of November 5, 1997 under the Echlin Inc. 1992 Executive Stock Option Plan or credited to Mr. Onorato's account in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.

     (9) Includes 3,800 shares exercisable within 60 days of November 5, 1997 under the Echlin Inc. 1996 Non-Executive Director Stock Option Plan.

     (10) Includes 22,914 shares either exercisable currently or within 60 days of November 5, 1997 under the Echlin Inc. 1992 Executive Stock Option Plan or credited to Mr. Toole's account in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.

     As of November 5, 1997, the directors and twelve executive officers of the Company (including the Named Executive Officers other than Mr. Mancheski who is neither a director nor executive officer of the Company) as a group owned beneficially 999,929 shares of Common Stock or 1.58 percent thereof. Such shares include 278,770 shares either exercisable currently or within 60 days of November 5, 1997 under the Echlin Inc. 1992 Executive Stock Option Plan and the Echlin Inc. 1996 Non-Executive Director Stock Option Plan or, with respect to officers of the Company, held in their respective accounts in the Echlin Incentive Savings and Investment Plan as of August 31, 1997.

                       Certain Beneficial Owners
                       -------------------------

     Name and Address        Amount and Nature of       Percentage of Class
   of Beneficial Owner       Beneficial Ownership        Beneficially Owned
   -------------------       --------------------        ------------------

The Capital Group              6,510,500 shares                  10.27%
Companies, Inc. (1)
333 South Hope Street
Los Angeles, California
90071

FMR Corp. (2)                  5,175,704 shares                  8.35%
82 Devonshire Street
Boston, Massachusetts
02109-3614

Putnam Investments (3)         4,293,482 shares                  7.00%
One Post Office Square
Boston, Massachusetts
02109

MacKay-Shields Financial       4,002,530 shares                  6.32%
Corporation (4)
Investment Advisors
9 West 57th Street
New York, New York 10019


--------

     (1) The Capital Group Companies, Inc., through its wholly-owned subsidiaries, including Capital Research and Management Company (acting as an investment advisor), has sole voting power with respect to 1,377,200 shares as reported on Schedule 13G filed with the Securities and Exchange Commission on April 10, 1997.

     (2) FMR Corp., through its wholly-owned subsidiaries, Fidelity Management & Research Company and Fidelity Management Trust Company (acting as an investment advisor to several investment companies, including Fidelity Magellan Fund), has sole voting power with respect to 754,993 shares and sole dispositive power with respect to 5,175,704 shares as reported on Schedule 13G filed with the Securities and Exchange Commission on February 14, 1997.

     (3) Putnam Investments, Inc., through its wholly-owned subsidiaries, Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc. (acting as investment advisors), has shared voting power with respect to 126,300 shares and shared dispositive power with respect to 4,293,482 shares as reported on Schedule 13G filed with the Securities and Exchange Commission on January 27, 1997.

     (4) MacKay-Shields Financial Corporation, Investment Advisors, has shared investment power and shared dispositive power with respect to 4,002,530 shares as reported by the owner on September 15, 1997.



                               IMPORTANT

     Your action is important. No matter how many Shares you own, please join SPX in demanding that the Special Meeting be called and held by:

     1.   SIGNING the enclosed GOLD DEMAND CARD,

     2.   DATING the enclosed GOLD DEMAND CARD, and

     3. MAILING the enclosed GOLD DEMAND CARD TODAY in the envelope provided (no postage is required if mailed in the United States).

     IF YOU HOLD YOUR SHARES IN THE NAME OF ONE OR MORE BROKERAGE FIRMS, BANKS, NOMINEES OR OTHER INSTITUTION, ONLY THEY CAN EXERCISE THE RIGHT WITH RESPECT TO YOUR SHARES TO MAKE A WRITTEN DEMAND THAT THE SPECIAL MEETING BE CALLED AND HELD, AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, IT IS CRITICAL THAT YOU PROMPTLY SIGN AND DATE THE GOLD DEMAND CARD AND MAIL IT IN THE ENVELOPE PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE SO THAT THEY CAN EXERCISE THE RIGHT TO MAKE A DEMAND ON YOUR BEHALF.

     If you have any questions or require any additional information concerning this Solicitation Statement, please contact D.F. King at the address set forth below.


                         D.F. KING & CO., INC.
                            77 WATER STREET
                       NEW YORK, NEW YORK 10005
                     CALL TOLL FREE (800) 758-5378
            BANKS AND BROKERS CALL (212) 269-5550 (COLLECT)




                    PRELIMINARY COPY - NOT FOR USE

 A DEMAND WILL BE PROVIDED WHEN DEFINITIVE SOLICITATION MATERIALS ARE
               FURNISHED TO SHAREHOLDERS OF THE COMPANY

                   DEMAND TO CALL A SPECIAL MEETING
                            OF SHAREHOLDERS
                                  OF
                              ECHLIN INC.
            THIS REVOCABLE DEMAND AND REQUEST IS SOLICITED
                          BY SPX CORPORATION


     To the President and Secretary of Echlin Inc.:

     The undersigned is a shareholder of common stock, par value $1.00 per share (the "Shares"), of Echlin Inc., a Connecticut corporation (the "Company"). Pursuant to Article I, Section 3 of the Company's By-Laws and 33-696 of the Connecticut Business Corporation Act, the undersigned hereby (i) requests and demands that the President of the Company call a special meeting of the shareholders of the Company (a "Special Meeting") for the purposes described below, fix the date, time and place of the Special Meeting and give notice of the Special Meeting (together with a description of the purposes for which the Special Meeting is being called) to shareholders of the Company entitled to vote thereat and (ii) certifies that he, she or it is entitled to vote at the Special Meeting on the issues proposed to be considered thereat. The Special Meeting is to be held for the following purposes:

          A. To repeal any provision of the Company's By-Laws or amendments thereto adopted by the Company's Board of Directors or any Committee thereof subsequent to April 3, 1997 and prior to the effectiveness of the last of the proposals to be voted on at the Special Meeting.

          B. To consider and vote upon a proposal to remove all of the current directors of the Company. C. To consider and vote upon a proposal to amend the By-Laws of the Company to fix the number of directors of the Company at five. D. To consider and vote upon a proposal to elect five directors to the Board of Directors of the Company.

     The undersigned further requests that the Special Meeting be held thirty-five days after such date as the Company has received demands to call a Special Meeting for the purposes listed above from shareholders entitled to vote at such meeting, who, in the aggregate, hold at least 35% of the Company's outstanding Shares, unless such thirty-fifth day is not a business day in Connecticut, in which case it is requested that the Special Meeting be called for the first such business day after such thirty-fifth day.

     The undersigned hereby authorizes SPX Corporation to collect and deliver this demand to the Company.

     On February 17, 1998, the number of Shares held by the undersigned totaled --------.

                              Dated:  ---------------------., 1998


                              ----------------------------------------
                              (Print name)


                              ----------------------------------------
                              (Print name, if held jointly)


                              ----------------------------------------
                              (signature)


                              ----------------------------------------
                              (signature, if held jointly)


                              Title:  --------------------------------

                              Please  sign  exactly as your Shares are
                              registered.  When  Shares  are  held  by
                              joint  tenants,  both should sign.  When
                              signing    as    an    attorney-in-fact,
                              executor,   administrator,   trustee  or
                              guardian,  give full title as such. If a
                              corporation, sign in full corporate name
                              by   president   or   other   authorized
                              officer.  If  a  partnership,   sign  in
                              partnership  name by authorized  person.
                              This demand will represent all Shares held in all capacities.

PLEASE SIGN, DATE AND MAIL IN THE ENCLOSED ENVELOPE PROMPTLY.